SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2001
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                        POLYMER RESEARCH CORP. OF AMERICA
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               (Exact name of registrant as specified in charter)


   New York                         0-14119-NY                11-2023495
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(State or other                    (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)


2186 Mill Avenue, Brooklyn, NY                                       11234
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(Address of principal executive offices)                            (zip code)


Registrant's telephone number, including area code 718-444-4300
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Item 4.  Changes in Registrant's Certifying Accountant

         On February 26, 2001, the Registrant engaged Goldstein & Ganz, P.C. ("GG") as the Registrant's independent accountants to audit its December 31, 2000 financial statements, replacing Castellano Korenberg & Co. (the "Former Accountants") as the Registrant's independent auditors. The Former Accountants were dismissed by the Registrant as of February 26, 2001. The change was approved by the Registrant's board of directors.

         The Former Accountants' report on the Registrant's financial statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and any subsequent interim period through the date of termination: (x) there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, (y) there were no "Reportable Events" within the meaning of Item 304(a)(1)(v) of Regulation S-K, and (z) GG was not consulted on any matter specified in Item 304(a)(2) of Regulation S-K.

         The Former  Accountants'  letter to the Commission is filed herewith as
Exhibit 16.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2001

                                   POLYMER RESEARCH CORP. OF AMERICA
                                   (Registrant)



                                 By: /s/ Carl Horowitz
                                     ---------------------------------
                                     Carl Horowitz, President

                                    EXHIBITS

         16. Letter dated April 2, 2001 from Castellano Korenberg & Co. to the Commission.

                                   EXHIBIT 16

                      Castellano, Korenberg & Co., CPAs, PC
                            313 West Old Country Road
                           Hicksville, New York 11801


April 2, 2001


Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K/A of Polymer Research Corp. of America dated April 2, 2001.

Yours truly,



Castellano, Korenberg & Co., CPAs, PC